                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report February 16, 2001
                           COMMISSION FILE NO. 0-27720

                       INSTITUTIONAL EQUITY HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                           88-031770
        ------                                           ---------

(State or other jurisdiction                (I.R.S. Employer Identification No.)
incorporation or organization)


                                  P. O. Box 31
                              Bulverde, Texas 78163
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                  210-481-7804
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

                       INSTITUTIONAL EQUITY HOLDINGS, INC.

                                   FORM 8-K

                                TABLE OF CONTENTS


Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events .......................................................................................Page 3

Item 6.  Resignations of Registrant's Directors..............................................................Page 3

Item 7.  Financial Statements and Exhibits - None

Item 8.  Change in Fiscal Year - None

Item 9.  Regulation FD Disclosure - None

Signatures...................................................................................................Page 3

ITEM 5.  Other Events and Regulation FD Disclosure

         On December 15, 2000, the persons specified in the following table resigned from the offices set after their names:


NAME OF OFFICER                             POSITION HELD
---------------                             -------------
Robert H. Shuey                             Chief Executive Officer
Michael Vines                               Chief Financial Officer
James Steinkirchner                         Chief Operation Officer
Michael Mosely                              Secretary

         In addition, the persons specified in the following table have been named by our Directors to the offices set after their names:


NAME OF OFFICER                             POSITION HELD
---------------                             -------------
Elbert G. Tindell                           Chief Executive Officer
William Rapaglia                            President and Secretary

ITEM 6. Resignations of Registrant's Directors

         On December 18, 2000, James Steinkirchner resigned as Director of our company. On January 17, 2001, Robert H. Shuey resigned as Director of our company. As of January 17, 2001, the directors of our company are Elbert G. Tindell and William Rapaglia.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

INSTITUTIONAL EQUITY HOLDINGS, INC.

(Signature) /s/ Elbert G. Tindell
-----------------------------------
Elbert G. Tindell
(Title):  Chief Executive Officer and Director
(Date):   February 16, 2001


                                        3